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                                                                    EXHIBIT 99.1

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                                           MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
                                                    BUREAU OF COMMERCIAL SERVICES
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Date Received                                              (FOR BUREAU USE ONLY)



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                        This document is effective on the date filed,
                        unless a subsequent effective date within 90 days
                        after received date is stated in the document.
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Name
  Christopher J. Kawa, Legal Assistant
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Address
  Honigman Miller Schwartz and Cohn, 2290 First National Bldg.
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City                                 State                ZIP Code
   Detroit, MI  48226                                                      EFFECTIVE DATE:
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/\ DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. /\
    IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

                                      CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                        FOR USE BY DOMESTIC PROFIT AND NONPROFIT CORPORATIONS
                                     (Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

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1. The present name of the corporation is:                              Childtime Learning Centers, Inc.


2. The identification number assigned by the Bureau is:                              343-660
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3.  Article I and VI of the Articles of Incorporation is hereby amended to read as follows:

    See attached Rider hereto.








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COMPLETE ONLY ONE OF THE FOLLOWING:

 4.  (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

     The foregoing amendment to the Articles of Incorporation was duly adopted on the __________________ day of
     _____________________ , __________ , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.


                                               Signed this              day of                                 ,
                                                          -------------        --------------------------------   ----------

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                                (Signature)                                       (Signature)


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                           (Type or Print Name)                              (Type or Print Name)


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                                (Signature)                                       (Signature)


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                           (Type or Print Name)                              (Type or Print Name)

  5.  (FOR PROFIT AND NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)


     The foregoing amendment to the Articles of Incorporation was duly adopted on the 17th day of August, 2004, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

              /X/  at a meeting the necessary votes were cast in favor of the amendment.

              / /  by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the
                   Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

              / /  by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the
                   Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

              / /  by consents given by electronic transmission in accordance with Section 407(3) if a profit corporation.

              / /  by the board of a profit corporation pursuant to section 611(2).

Profit Corporations and Professional Service Corporations                               Nonprofit Corporations


Signed this 17th day of August, 2004                                    Signed this ______ day of _________________ , _____________

By /s/ Ira L. Young                                                   By
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       (Signature of an authorized officer or agent)                      (Signature President, Vice-President, Chairperson or
                                                                                             Vice-Chairperson)

                   Ira L. Young, Secretary
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                     (Type or Print Name)                                                 (Type or Print Name)
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   6. (FOR A NONPROFIT CORPORATION WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A DIRECTORSHIP BASIS.)

        The foregoing amendment to the Articles of Incorporation was duly adopted on the ____________ day of __________, ___________
        by the directors of a nonprofit corporation whose articles of incorporation state it is organized on a directorship basis
        (check one of the following)

           / / at a meeting the necessary votes were cast in favor of the amendment

           / / by written consent of all directors pursuant to Section 525 of the Act.


        Signed this ________________  day of __________________________________________ , ______________________


        By _____________________________________________________________________________________________________
                         (Signature of President, Vice-President, Chairperson or Vice-Chairperson)

        ______________________________________________________________________________________________________
                     (Type or Print Name)                                (Type or Print Title)
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Name of person or organization remitting fees:                      Preparer's name and business telephone number:

        Honigman Miller Schwartz and Cohn LLP                               Christopher J. Kawa, Legal Assistant
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                                                                                       (313) 465-7210
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                                                    INFORMATION AND INSTRUCTIONS

 1.  This form may be used to draft your Certificate of Amendment to the Articles of Incorporation. A document required or permitted to be filed under the act cannot be filed unless it contains the minimum information required by the act. The format provided contains only the minimal information required to make the document fileable and may not meet your needs. This is a legal document and agency staff cannot provide legal advice.

 2.  Submit one original of this document. Upon filing, the document will be added to the records of the Bureau of Commercial
     Services. The original will be returned to your registered office address, unless you enter a different address in the box on the front of this document.

     Since the document will be maintained on electronic format, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

 3.  This Certificate is to be used pursuant to the provisions of section 631 of Act 284, P.A. of 1972, or Act 162, P.A. of 1982,
     for the purpose of amending the Articles of Incorporation of a domestic profit corporation or nonprofit corporation. Do not use this form for restated articles.

 4.  Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

 5.  Item 3 - The article(s) being amended must be set forth in its entirety. However, if the article being amended is divided into separately identifiable sections, only the sections being amended need be included.

 6.  For nonprofit charitable corporations, if an amendment changes the term of existence to other than perpetual, Attorney General
     Consent should be obtained at the time of dissolution. Contact Michigan Attorney General, Consumer Protection and Charitable
     Trust Division at (517) 373-1152.

 7.  This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

 8.  SIGNATURES:
          PROFIT CORPORATIONS:  (Complete either Item 4 or Item 5)
               1)  Item 4 must be signed by at least a majority of the Incorporators listed in the Articles of Incorporation.
               2)  Item 5 must be signed by an authorized officer or agent of the corporation.

          NONPROFIT CORPORATIONS:  (Complete either Item 4, Item 5 or Item 6)
               1)  Item 4 must be signed by all of the incorporators listed in the Article of Incorporation.
               2)  Item 5 or 6 must be signed by either the president, vice-president, chairperson or vice-chairperson.

 9.  NONREFUNDABLE FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.................................................................................................. $10.00

     ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES OF PROFIT CORPORATIONS ARE:
     each additional 20,000 authorized shares or portion thereon........................................     $  30.00
     maximum fee per filing for first 10,000,000 authorized shares......................................   $ 5,000.00
     each additional 20,000 authorized shares or portion thereof in excess of 10,000,000 shares.........     $  30.00
     maximum fee per filing for authorized shares in excess of 10,000,000 shares........................ $ 200,000.00





To submit by mail:                                              To submit in person:

        Michigan Department of Labor & Economic Growth                  2501 Woodlake Circle
        Bureau of Commercial Services - Corporation Division            Okemos, MI
        7150 Harris Drive                                               Telephone: (517) 241-6470
        P.O. Box 30054
        Lansing, MI 48909                                               Fees may be paid by VISA or Mastercard when delivered in
                                                                        person to our office.


MICH-ELF (Michigan Electronic Filing System):

First Time Users:  Call (517) 241-6420, or visit our website at http://www.michigan.gov/corporations
Customer with MICH-ELF Filer Account: Send document to (517) 241-9845

The Department of Labor & Economic Growth will not discriminate against any individual or group because of race, sex, religion, age, national origin, color, marital status, disability or political beliefs. If you need help with reading, writing, hearing, etc., under the Americans with Disabilities Act, you may make your needs known to this agency.

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                    RIDER TO CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                        CHILDTIME LEARNING CENTERS, INC.

ARTICLE I

         The name of the corporation is:  Learning Care Group, Inc.

ARTICLE VI

         The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of nine directors. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist of one-third of the total number of directors constituting the entire Board of Directors. Class I directors' term shall expire at the 2005 annual meeting of shareholders; Class II directors' term shall expire at the 2006 annual meeting of shareholders; Class III directors' term shall expire at the 2007 annual meeting of shareholders. At each succeeding annual meeting of shareholders, commencing in 2008, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.

         A director shall hold office until the meeting for the year in which his or her term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors may be filled only by the Board by an affirmative vote of a majority of the directors then in office. If the number of directors then in office is less than a quorum, such vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director elected by the Board of Directors to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen and until his or her successor shall be elected and shall qualify. A director or the entire Board of Directors may be removed only for cause.

         This Article VI may be not be amended by written consent of shareholders, and may only be amended by the affirmative vote of 66 2/3% of the shares represented at the meeting of shareholders considering the amendment, in addition to the vote otherwise required by the Michigan Business Corporation Act.